Exhibit 99.1

           HAMPTON ROADS BANKSHARES TO TRADE ON NASDAQ CAPITAL MARKET

    NORFOLK, Va., Aug. 4 /PRNewswire-FirstCall/ -- Hampton Roads Bankshares, Inc. (Nasdaq: HMPR), the financial holding company for Bank of Hampton Roads, announced today that it received approval to list and trade its common stock on the NASDAQ Capital Market. The listing was effective August 3, 2006, and the Company's shares trade under the symbol HMPR. Hampton Roads Bankshares' common stock previously traded on the OTC Bulletin Board under the same symbol.

    (Logo:  http://www.newscom.com/cgi-bin/prnh/20060608/DCTH075LOGO )

    "Our move to the NASDAQ Capital Market is a reflection of the growth and success of our organization," said Hampton Roads Bankshares President and Chief Executive Officer Jack W. Gibson. "Every aspect of our business is influenced by our desire to maximize the value of our shareholders' investments and our decision to move to NASDAQ was no different. The NASDAQ listing will provide greater visibility for our consistently strong financial performance and will make it easier for investors to buy and sell our shares. As a leader in the community banking field, we are honored to be included among the other industry leaders listed on NASDAQ."

    To be listed on the NASDAQ Capital Market, Hampton Roads Bankshares had to meet the market's high standards and minimum financial requirements. The initial listing was approved based upon the Company's total stockholders' equity, the market value of its listed securities, its net income from continuing operations, the number of its publicly held shares, the market value of its publicly held shares, its bid price, its number of shareholders, its number of market makers, its operating history, and its compliance with NASDAQ's strict corporate governance requirements.

    About Hampton Roads Bankshares

    Hampton Roads Bankshares, Inc. is a financial holding company that was formed in 2001 and is headquartered in Norfolk, Virginia. The Company's primary subsidiary is Bank of Hampton Roads, which opened for business in 1987. The Bank engages in general community and commercial banking business, targeting the needs of individuals and small to medium-sized businesses. Currently, the Bank operates 17 banking offices in the Hampton Roads region of southeastern Virginia. Additional information about the Company and its subsidiaries can be found on the Web at http://www.bankofhamptonroads.com.

    Certain statements in this report may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts. Although the Company believes that its expectations with respect to certain forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2005, and other reports filed and furnished to the Securities and Exchange Commission.

SOURCE  Hampton Roads Bankshares, Inc.
    -0-                             08/04/2006
    /CONTACT: Tiffany K. Glenn, Senior Vice President and Marketing Officer of Hampton Roads Bankshares, Inc., +1-757-217-1000/
    /Photo:  http://www.newscom.com/cgi-bin/prnh/20060608/DCTH075LOGO
              AP Archive:  http://photoarchive.ap.org
              PRN Photo Desk, photodesk@prnewswire.com/
    /Web site:  http://www.bankofhamptonroads.com/
    (HMPR)